UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2014

ELECTRO SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon		97229
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 641-4141
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15 and 16, 2014, the Compensation Committee of the Board of Directors of Electro Scientific Industries, Inc. (“ESI”) made equity grants to certain employees under ESI’s 2004 Stock Incentive Plan.

On May 15, 2014, the following named executive officers received the grants set forth below. The awards represented both the annual equity grant, consisting of time-based restricted stock units ("RSUs") and stock-settled stock appreciation rights (“SOSARs”), and a special grant of additional RSUs and performance-based restriction stock units (“PRSUs”).

Name	Position	Annual Awards		Special Awards
		RSUs	SOSARs	PRSUs	RSUs
Paul Oldham	Vice President Administration, Chief Financial Officer and Corporate Secretary	22,500	45,000	22,500	11,250
Robert DeBakker	Vice President of Worldwide Operations	12,500	25,000	12,500	6,250
Bing-Fai Wong	Vice President of Customer Operations	12,500	25,000	12,500	6,250
Kerry Mustoe	Vice President of Finance, Corporate Controller and Chief Accounting Officer	5,000	10,000	5,000	2,500

The annual RSUs and the SOSARs each vest 25% annually on the first four anniversaries of the date of grant. The SOSARs have an exercise price of $6.71, the closing price of ESI’s common stock on the date of grant.

The special RSUs vest one-third annually on the first three anniversaries of the date of grant. The special PRSUs vest based on the attainment of performance measures in each of fiscal 2015 through fiscal 2017.

The performance measures are based on return on net assets (“RONA”). RONA is calculated as non-GAAP operating income for a given fiscal year (which excludes stock compensation expense, purchase accounting and other one-time charges, but includes charges related to inventory) divided by the average of the net assets (other than cash and assets acquired in acquisitions by ESI after the date of grant) at the end of each quarter in the fiscal year.

Vesting of the PRSUs is as follows:

Vesting	RONA
	FY15	FY16	FY17
50%	0%	10%	20%
100%	3%	18%	35%
200%	4%	21%	42%

No PRSUs vest below the 50% vesting threshold and vesting is capped at 200%. Vesting is linear for achievement between the 50% and 100% vesting levels and between the 100% and 200% vesting levels.

In addition, on May 16, 2014, Edward Grady, President and Chief Executive Officer of the Company, was granted 15,000 RSUs, with half vesting immediately and half vesting on the first anniversary of the date of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 20, 2014.
Electro Scientific Industries, Inc.
(Registrant)

By: /s/ Paul Oldham
Name:    Paul Oldham

Title:	Vice President of Administration,
Chief Financial Officer and Secretary